UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

February 21, 2025

Date of Report (Date of earliest event reported)

NEW ERA HELIUM INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-42433	99-3749880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4501 Santa Rosa Dr. Midland, TX	79707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 695-6997

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NEHC	The Nasdaq Stock Market LLC
Warrants	NEHCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amended and Restated Equity Purchase Facility Agreement

As previously reported on December 10, 2024, New Era Helium Inc., a Nevada corporation (“NEH” or the “Company”), and an institutional investor (the “Investor”), entered into that certain Equity Purchase Facility Agreement dated as of December 6, 2024 (the “Existing EPFA”).

Pursuant to and in accordance with the terms of the Existing EPFA, among other things, (a) the Company has issued to the Investor certain promissory notes in the aggregate principal amount of $10 million (the “Promissory Notes”) and (b) during the commitment period provided for in the Existing EPFA, the Company, in its sole discretion, has the right, but not the obligation, to issue and sell to the Investor, and the Investor shall subscribe for and purchase from the Company, up to an aggregate of $75 million of shares of Company common stock by the delivery to the Investor of certain advance notices.

On February 21, 2025, the Company and the Investor entered into an Amended and Restated Equity Purchase Facility Agreement (the “A&R EPFA”), which amends and restates the Existing EPFA in its entirety. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the A&R EPFA.

The A&R EPFA provides, among other things, that for so long as any amount remains outstanding under the Promissory Notes, if the Company submits an Advance Notice (as defined in the A&R EPFA), then the aggregate purchase price owed to the Company from such Advance Notice (the “Advance Proceeds”) shall be paid by the Investor to the Company and used by the Company in accordance with Section 7.15 of the A&R EPFA; provided, however, that any such Advance Notice that is submitted during any thirty (30) calendar day period preceding the date on which the Company is required to make a monthly payment pursuant to Sections 1(b) and 1(d) of the Promissory Notes (each such payment, a “Note Payment”), then without the prior written consent of the Investor, the Company may only submit such Advance Notice, if the Advance Proceeds are paid by the Investor by offsetting the amount of the Advance Proceeds against the full amount of the applicable Note Payment (first towards accrued and unpaid interest, then towards Payment Premiums (as defined in the Promissory Notes) (if applicable), and then towards outstanding principal), with any remaining Advance Proceeds to be paid by the Investor in cash to the Company and used by the Company in accordance with Section 7.15 of the A&R EPFA. Furthermore, if there is any default under the Promissory Notes, the Company may only submit an Advance Notice with the prior consent of the Investor.

Under the terms of the A&R EPFA, the price per Advance Share (as defined in the A&R EPFA) is set at the product obtained by multiplying the market price by 95%. In the event of a Regular Purchase Pricing Period (as defined in the A&R EPFA), the Company may elect to set the minimum price per Advance Share (the “Minimum Acceptable Price”) for such Advance Notice, however, if no Minimum Acceptable Price is selected, the Minimum Acceptable Price will automatically be set at a price equal to the Floor Price (as defined in the A&R EPFA) then in effect multiplied by 105.3%. In the event of an Accelerated Purchase Pricing Period (as defined in the A&R EPFA), the Minimum Acceptable Price shall always equal the Floor Price then in effect multiplied by 105.3%. Each trading day during a Pricing Period (as defined in the A&R EPFA) that is an Excluded Day (as defined in the A&R EPFA), shall result in an automatic reduction to the number of Advance Shares set forth in such Advance Notice by (i) in the event of a Regular Purchase Pricing Period, one-third for each such Excluded Day, (ii) in the event of an Accelerated Purchase Pricing Period, (A) with respect to an Equity Condition Excluded Day (as defined in the A&R EPFA), 100% or (B) with respect to a MAP Excluded Day (as defined in the A&R EPFA), 16% for each MAP Event (as defined in the A&R EPFA) in the applicable Accelerated Purchase Pricing Period. The A&R EPFA also provides that in no event may the Purchase Price be lower than the Floor Price then in effect and the Company may not submit an Advance Notice, without the consent of the Investor, if the market price of the Company’s common stock immediately prior to submission is lower than 120% of the Floor Price then in effect.

Pursuant to the terms of the A&R EPFA, the Floor Price is currently set at $0.7176 per Common Share, which is equal to 20% of the average five-day VWAP of the Common Shares on January 15, 2025, which is the date the Company’s resale registration statement on Form S-1 was declared effective. The A&R EPFA further provides that, beginning on July 15, 2025 and on the same day of every six (6) months thereafter (each, a “Floor Price Reset Date”), the Floor Price shall be adjusted (downwards only) to 20% of the average VWAP of the common stock during the five (5) trading days immediately prior to such Floor Price Reset Date. Notwithstanding the foregoing and subject to the rules and regulations of the Nasdaq Stock Market LLC, the Company may reduce the Floor Price then in effect to any amount set forth in a written notice to the Investor; provided that such reduction shall be irrevocable and shall not be subject to increase thereafter.

The foregoing summary of A&R EPFA does not purport to be complete and is qualified in its entirety by reference to the A&R EPFA filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Equity Purchase Facility Agreement, dated February 21, 2025.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2025

NEW ERA HELIUM INC.

By:	/s/ E. Will Gray II
Name:	E. Will Gray II
Title:	Chief Executive Officer